UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free
Municipal Fund

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	46

Shareholder meeting results	47

About the Trustees	48

Officers	50

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity market. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that for 2010, an additional 22.7 million taxpayers might be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, including certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income. Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It is important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

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Interview with your fund’s portfolio manager

Thalia Meehan

During what was a rather volatile year for many asset classes, municipal bonds posted solid gains. How did the fund perform for the 12-month period?

For the fiscal year ended July 31, 2010, Putnam AMT-Free Municipal Fund’s class A shares advanced 8.99% at net asset value, trailing the 10.12% average return of its peer group, the Lipper General Municipal Debt Funds category. The fund’s return was in line with its benchmark, the Barclays Capital Municipal Bond Index, which returned 9.15% for the same period. I should point out that the fund’s benchmark and peer group reflect the municipal bond market as a whole and track securities that may be subject to the alternative minimum tax (AMT) and that often offer higher yields than AMT-free bonds.

What was the market environment for municipal bond investors during the year?

During the fund’s fiscal year, the financial markets experienced a broad-based recovery as investors, convinced that the worst market correction in decades was over, began to reallocate money away from cash and other safe assets into longer-term and higher-risk investments. As the credit markets stabilized and risk tolerance increased, strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market.

By early 2010, however, the financial markets encountered new concerns — chief among them were the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this process would affect growth. Looking back at

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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the year as a whole, the first six months were very strong for the fund and the municipal bond markets in general as investors waded back into the markets, keeping demand high. In 2010, performance was still positive, but less so than in the final months of 2009.

What other factors influenced the municipal bond market during the period?

Build America Bonds — or “BABs” — continued to have a significant impact on the municipal bond market. The program began in early 2009 as part of the federal government’s stimulus package and allows states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government in turn subsidizes a portion of the interest payments, currently 35%. From April 15, 2009, through the close of the fund’s reporting period, more than $120 billion worth of BABs had entered the market and, overall, the plan has been successful in lowering financing costs for states.

The program also has positively affected the fund by reducing the supply of tax-exempt municipal bonds in the market, which has led to improved supply/demand dynamics. The program has been so popular that the U.S. House of Representatives recently advanced legislation that would extend the program for another two years, albeit at a lower subsidy. We expect the Senate will adopt similar legislation, and we continue to monitor the situation closely.

The debate and ultimate passage of health-care reform this spring also provided an interesting backdrop for municipal bond investors. We think that the legislation should be positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, thereby increasing the relative attractiveness of tax-exempt funds. In addition, it is currently unclear whether any of the Bush Administration tax cuts — set to expire at the end of 2010 — will be extended, or which provisions will be preserved if Congress

Allocations are represented as a percentage of the fund’s portfolio market value. Holdings and allocations may vary over time.

6

does act. Ultimately, we believe investors’ tax burden on the whole is likely to head higher, and that should make municipal bonds’ tax-exempt income even more attractive.

Speaking of taxes, are there any changes to AMT laws on the horizon?

The AMT is a bit of a political football. It was originally created to ensure that high-income earners paid at least a certain minimum amount in federal income taxes. However, the threshold that triggers AMT payments is not pegged to inflation, so every year, more and more individuals are subject to the additional taxes. Approximately four million taxpayers were subject to the AMT last year, and without legislative action more than 20 million additional taxpayers will pay the AMT in tax year 2010. We believe that’s unlikely to happen, but the AMT law continues to require a year-by-year fix by Congress.

Turning back to the fund, which market segments drove performance during the 12-month period?

The biggest driver of performance was the fund’s positioning with respect to credit quality. Early in 2009, municipal bonds across the board looked extremely undervalued by historical standards, with the deepest discounts appearing in the lower-rated segments of the market. We targeted those opportunities by increasing the fund’s exposure to lower-rated securities throughout 2009, and continued to do so, more selectively, in 2010. Per the prospectus, the fund is allowed to invest up to 25% of its assets in securities rated below “A” at the time of purchase. Given the historically wide spreads in that segment of the market, we chose to maximize our allocation to these securities. Our tactical allocation to lower-rated securities helped performance during the period.

Credit qualities are shown as a percentage of portfolio market value as of 7/31/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

7

Tobacco bonds were one example of this tactical move. To give some background, state tobacco bonds are funded with revenue stemming from a legal agreement between the tobacco industry and state governments, and are some of the largest and most liquid lower-rated municipal bonds in the market. When investors sought out high-quality securities earlier in 2009, tobacco bonds were some of the easiest positions to exit, and sold off. As the market recovered, the fund’s position in these bonds rallied sharply, placing them among the top contributors in 2009. In 2010, we began reducing our exposure to tobacco bonds for two reasons: first, to lock in their strong performance, and second, because we felt their fundamentals had become somewhat less attractive. That said, tobacco bond spreads are currently slightly wider than normal, and we believe certain opportunities still exist within the sector.

The fund’s investments in California and Puerto Rico municipal bonds were another product of our fundamental research. We believed bonds from these issuers had been significantly oversold, and we increased our exposure to the most attractively valued securities in those markets. This positioning helped fund performance, as California and Puerto Rico have been some of the better-performing areas of the municipal market over the past 12 to 18 months.

What is your outlook for the municipal bond market?

While we believe the U.S. economy is recovering, growth could remain muted for some time. The volatility that returned to stock and bond markets this spring, aggravated by growing concerns over sovereign debt problems in Europe, appears unlikely to dissipate soon. Unemployment remains persistently high, while consumer and business spending has been sporadic, which has diminished many states’ tax revenues. However, we believe the real risk for most municipal bonds is not default risk, but “headline” risk posed by the ongoing media coverage of state budgetary woes. We believe the financial challenges faced by

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

8

states like California are significant, but will be resolved in the budget-approval process. It’s important for investors to remember that, although the legislative process may capture negative headlines, state governments cannot file for bankruptcy.

Meanwhile, there are other positive factors at work in the municipal bond market, notably the reduced supply of tax-free securities resulting from the BABs program. In addition, the prospect of tax-rate increases associated with the recent health-care bill and the possible expiration of the Bush tax cuts has helped to further buoy demand for municipal bonds. Overall, we believe there are still plenty of investment opportunities in the municipal market, and the fund is positioned in such a way as to minimize the risks posed by economic uncertainty and volatility.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

The Federal Reserve maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but noted that “reinvesting in MBS might become desirable if conditions were to change,” according to the minutes.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.32%	6.15%	5.97%	5.97%	5.71%	5.71%	6.09%	5.95%	6.07%

10 years	62.09	55.64	52.54	52.54	50.06	50.06	57.38	52.30	56.09
Annual average	4.95	4.52	4.31	4.31	4.14	4.14	4.64	4.30	4.55

5 years	22.02	17.14	18.26	16.28	17.46	17.46	20.37	16.28	20.94
Annual average	4.06	3.21	3.41	3.06	3.27	3.27	3.78	3.06	3.88

3 years	15.88	11.25	13.62	10.62	13.34	13.34	14.90	11.22	16.23
Annual average	5.04	3.62	4.35	3.42	4.26	4.26	4.74	3.61	5.14

1 year	8.99	4.73	8.36	3.36	8.31	7.31	8.78	5.23	9.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

10

Comparative index returns For periods ended 7/31/10

	Barclays Capital Municipal	Lipper General Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.18%	6.54%

10 years	72.71	55.35
Annual average	5.62	4.48

5 years	26.13	18.00
Annual average	4.75	3.34

3 years	17.98	11.37
Annual average	5.67	3.61

1 year	9.15	10.12

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 248, 209, 195, 155, and 34 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,254 and $15,006, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,230 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $15,609.

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Fund price and distribution information For the 12-month period ended 7/31/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.620090		$0.528663	$0.507440	$0.581694		$0.653922

Capital gains [2]	—		—	—	—		—

Total	$0.620090		$0.528663	$0.507440	$0.581694		$0.653922

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/09	$14.27	$14.86	$14.29	$14.30	$14.31	$14.79	$14.27

7/31/10	14.92	15.54	14.94	14.96	14.96	15.46	14.93

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.17%	4.01%	3.56%	3.41%	3.91%	3.78%	4.40%

Taxable equivalent [4]	6.42	6.17	5.48	5.25	6.02	5.82	6.77

Current 30-day SEC yield [5,6]	N/A	3.37	2.89	2.74	N/A	3.13	3.75

Taxable equivalent [4]	N/A	5.18	4.45	4.22	N/A	4.82	5.77

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.30%	6.13%	5.95%	5.95%	5.68%	5.68%	6.07%	5.93%	6.04%

10 years	62.49	55.97	52.90	52.90	50.34	50.34	57.71	52.66	56.26
Annual average	4.97	4.55	4.34	4.34	4.16	4.16	4.66	4.32	4.56

5 years	20.16	15.33	16.43	14.48	15.50	15.50	18.50	14.50	18.96
Annual average	3.74	2.89	3.09	2.74	2.92	2.92	3.45	2.75	3.53

3 years	15.44	10.81	13.23	10.23	12.86	12.86	14.45	10.85	15.74
Annual average	4.90	3.48	4.23	3.30	4.12	4.12	4.60	3.49	4.99

1 year	9.48	5.08	8.77	3.77	8.65	7.65	9.18	5.61	9.81

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended 7/31/09*	0.79%	1.41%	1.56%	1.06%	0.56%

Total annual operating expenses for the fiscal year
ended 7/31/09†	0.84%	1.46%	1.61%	1.11%	0.61%

Annualized expense ratio for the six-month period
ended 7/31/10‡	0.79%	1.41%	1.56%	1.06%	0.56%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses.

† Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Municipal Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.99	$7.12	$7.88	$5.36	$2.83

Ending value (after expenses)	$1,039.30	$1,036.30	$1,036.00	$1,037.60	$1,040.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.96	$7.05	$7.80	$5.31	$2.81

Ending value (after expenses)	$1,020.88	$1,017.80	$1,017.06	$1,019.54	$1,022.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds,

16

complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e.,  all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 41st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 7th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family

17

of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and

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considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds:

One-year period	80th

Three-year period	25th

Five-year period	34th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 248, 221 and 204 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the one-year period ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including changes in the fund’s portfolio management team in December 2009. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S.

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and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2010

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The fund’s portfolio 7/31/10

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHA Insd. Federal Housing Administration Insured	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage	SGI Syncora Guarantee, Inc.
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized

MUNICIPAL BONDS AND NOTES (99.1%)*	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$2,100,000	$2,192,505

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Baa3	1,000,000	1,040,560

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,500,000	1,586,070

			4,819,135
Alaska (1.1%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	1,185,000	1,203,474

Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AA	3,420,000	3,737,923

			4,941,397
Arizona (2.5%)
Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,000,000	940,050

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5 1/8s, 5/15/40	A–	2,125,000	2,116,776

Glendale, Wtr. & Swr. Rev. Bonds, AMBAC,
5s, 7/1/28	AA	2,000,000	2,079,400

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	3,250,000	3,505,938

U. Medical Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,750,000	1,905,260

			10,547,424
Arkansas (0.1%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev.
Bonds, Ser. A, AGM, 4s, 11/1/21	AAA	590,000	615,470

			615,470
California (15.9%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	3,000,000	3,137,070

Beaumont, Fin. Auth. Local Agcy. Special Tax
Bonds, Ser. C, AMBAC, 4 3/4s, 9/1/28	BBB/P	1,870,000	1,644,198

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MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

California cont.
CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	$750,000	$798,908
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,032,040

CA Edl. Fac. Auth. Rev. Bonds (Claremont Graduate
U.), Ser. A, 5s, 3/1/42	A3	1,750,000	1,719,918

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Cedars Sinai
Med. Ctr.), 5s, 8/15/39	A2	1,800,000	1,733,292

CA Muni. Fin. Auth. COP (Cmnty. Hosp. of Central
CA), 5 1/2s, 2/1/39	Baa2	2,000,000	1,864,240

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5 7/8s, 5/15/29	A–	1,500,000	1,543,875

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	5,671,800
5 3/4s, 4/1/31	A1	2,000,000	2,118,640
5.6s, 3/1/36	A1	2,500,000	2,595,575

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	2,500,000	2,703,050

CA State Econ. Recvy. G.O. Bonds, Ser. A,
5 1/4s, 7/1/21	Aa3	1,000,000	1,144,440

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	3,000,000	3,217,230
Ser. G-1, 5 1/4s, 10/1/23	A2	3,000,000	3,074,310

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB	2,000,000	2,172,220
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,080,980

Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll.,
FNMA Coll., 5s, 6/1/38 (Prerefunded, 6/1/13)	Aaa	2,475,000	2,769,203
Ser. A, AMBAC, zero %, 6/1/24	Aa3	5,000,000	2,134,700

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC, NATL,
zero %, 8/1/17	AA	2,100,000	1,605,219

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	750,000	813,360

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	A	1,190,000	480,082
zero %, 8/1/24	A	1,125,000	489,353
zero %, 8/1/23	A	1,065,000	499,272
zero %, 8/1/22	A	1,010,000	508,919

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	A1	2,500,000	2,826,900

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	A	5,500,000	2,827,440

San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, AGM, 5 1/4s, 7/1/19
(Prerefunded, 7/1/13)	AAA	2,000,000	2,261,840

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,249,900

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MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

California cont.
Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
Admin. & Hldg. Fac.), Ser. A, NATL, 6 1/4s, 7/1/17	A	$3,680,000	$4,230,381

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A1	1,000,000	1,092,210

Ventura Cnty., COP (Pub. Fin. Auth. III), 5s, 8/15/20	AA	1,000,000	1,109,550

Walnut Valley, Unified School Dist. G.O. Bonds
(Election of 2007), Ser. A, AGM
5s, 8/1/28	AAA	1,055,000	1,092,938
5s, 8/1/27	AAA	1,745,000	1,819,669

Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/24	A1	2,000,000	2,089,000

			68,151,722
Colorado (1.0%)
CO Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran),
Ser. A, 6 1/8s, 6/1/38	A3	2,545,000	2,591,065

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,000,000	1,025,280

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	3,525,000	736,584

			4,352,929
Connecticut (0.2%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-2, 0.17s, 7/1/36	VMIG1	800,000	800,000

			800,000
Florida (8.1%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,401,438

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,051,980

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	A	13,675,000	16,341,215

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,077,120

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	A2	1,000,000	1,013,460

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, AGM,
SGI, 5s, 10/1/23	AAA	1,000,000	1,068,080

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, FGIC, NATL, 8 1/4s, 7/1/14	A1	5,000,000	6,141,550

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	660,000	684,275

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15	AAA	3,935,000	4,949,679

			34,728,797
Georgia (1.7%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	1,500,000	1,643,085

Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. &
Fam. Hsg. Project), NATL, 5 1/4s, 11/1/20	Aa3	3,360,000	3,667,810

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. A, 5 3/8s, 2/15/40	A–	2,000,000	1,957,940

			7,268,835
Guam (0.2%)
Territory of Guam Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB–	1,000,000	1,056,610

			1,056,610

26

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Illinois (7.3%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	Aa2	$155,000	$162,604

Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL,
5 1/4s, 12/1/19	Aa2	1,500,000	1,614,435

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5s, 1/1/40	A1	1,045,000	1,030,684

Cicero, G.O. Bonds, Ser. A, SGI, 5 1/4s, 1/1/21	BBB+/P	2,250,000	2,289,690

Du Page Cnty., Cmnty. High School Dist. G.O. Bonds
(Dist. No. 108 — Lake Park), AGM, 5.6s, 1/1/20	Aa2	1,000,000	1,074,910

IL Fin. Auth. Rev. Bonds
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,579,965
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28	A	2,500,000	2,596,075
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	945,500
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,586,277

IL State G.O. Bonds, AGM, 5s, 1/1/21	AAA	2,000,000	2,115,260

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM
5s, 1/1/23	AAA	3,750,000	4,014,713
5s, 1/1/22	AAA	2,500,000	2,692,975

Metro. Pier & Exposition Auth. Dedicated State Tax Rev.
Bonds (McCormick), Ser. A, NATL, zero %, 12/15/22	A2	5,500,000	2,940,190

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8s, 6/1/17	Aa3	5,000,000	6,440,950

			31,084,228
Indiana (3.1%)
Center Grove, Ind. Bldg. Corp. Rev. Bonds (First Mtge.),
FGIC, NATL, 5s, 7/15/25	AA+	1,345,000	1,415,505

IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,098,410
Ser. A, AMBAC, 5s, 1/1/20	A1	5,695,000	6,147,354

IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	165,000	171,315
4.15s, 7/1/16	Aaa	230,000	238,975
4.1s, 7/1/15	Aaa	70,000	72,787
3.95s, 7/1/14	Aaa	230,000	237,070
3.9s, 1/1/14	Aaa	165,000	169,920

Rockport, Poll. Control FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,264,260
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,698,195

			13,513,791
Kentucky (0.4%)
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	BBB+	800,000	869,992
Ser. B, 5 5/8s, 9/1/39	BBB+	1,000,000	1,036,250

			1,906,242
Louisiana (1.0%)
Ernest N. Morial-New Orleans Exhibit Hall Auth.
Special Tax, AMBAC, 5s, 7/15/20	BBB	2,000,000	2,018,260

LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19	Aa1	2,000,000	2,143,840

			4,162,100

27

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Maryland (0.5%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	$2,000,000	$2,086,640

			2,086,640
Massachusetts (4.9%)
MA Edl. Fin. Auth. I Ser. A, 5 1/2s, 1/1/22	AA	1,000,000	1,076,770

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5s, 1/1/37	A	1,000,000	1,027,150

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	755,489
(Emerson College), Ser. A, 5 1/2s, 1/1/30	A–	2,000,000	2,120,440
(Boston U.), Ser. V-1, 5s, 10/1/29	A2	2,000,000	2,095,680
(Brandeis U.), Ser. 0-2, 5s, 10/1/21	A1	2,000,000	2,236,580

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton), Ser. 1, 5 3/4s, 12/1/42	A–	1,000,000	1,078,940

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,158,460
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	536,700
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,040,568
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/28	A	1,000,000	1,034,440
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,698,923

MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard U.),
Ser. R, 0.17s, 11/1/49	VMIG1	3,000,000	3,000,000

			20,860,140
Michigan (5.2%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM,
7 1/2s, 7/1/33	AAA	1,000,000	1,192,980

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AAA	1,575,000	1,705,631

Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum
Hlth. Care), Ser. A, NATL, 5 1/2s, 1/15/17
(Prerefunded, 7/15/11)	AA	500,000	529,065

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,082,370
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A1	1,000,000	998,920

MI State Strategic Fund Rev. Bonds
(Dow Chemical), Ser. B-2, 6 1/4s, 6/1/14	BBB–	1,000,000	1,118,490

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(9/1/11) (Detroit Edison Co.), AMBAC, 4.85s, 9/1/30	Baa1	3,500,000	3,619,945

MI State Strategic Fund, Ltd. Rev. Bonds (Detroit
Edison Co.), AMBAC, 7s, 5/1/21	A2	4,000,000	4,963,880

Midland Cnty., Bldg. Auth. G.O. Bonds, AGM,
5s, 10/1/25	AAA	1,000,000	1,057,550

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	AAA	1,775,000	1,911,693

Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	A2	$500,000	$526,430

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	AAA	3,500,000	3,686,375

			22,393,329

28

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Minnesota (0.7%)
Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	$1,500,000	$1,511,325

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	1,800,000	1,688,796

			3,200,121
Mississippi (0.8%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	BBB+	1,750,000	1,763,545

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll., FNMA Coll., 6.1s, 6/1/38	Aaa	1,630,000	1,739,194

			3,502,739
Missouri (3.1%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,196,690

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,192,640

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The))
Ser. C, 0.22s, 9/1/30	VMIG1	3,000,000	3,000,000
Ser. A, 0.34s, 9/1/30	VMIG1	2,100,000	2,100,000
Ser. B, 0.34s, 9/1/30	VMIG1	4,800,000	4,800,000

			13,289,330
New Hampshire (0.6%)
NH Hlth. & Ed. Fac. Auth. VRDN
(Dartmouth College), Ser. A, 0.25s, 6/1/31	VMIG1	1,400,000	1,400,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,300,000	1,346,163

			2,746,163
New Jersey (1.5%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (St. Peter’s
U. Hosp.), 5 3/4s, 7/1/37	Baa2	2,500,000	2,503,000

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,051,360

NJ State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
5s, 1/1/30	A+	3,000,000	3,086,460

			6,640,820
New Mexico (0.4%)
Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.),
Ser. B, 0.25s, 9/1/24	P–1	1,600,000	1,600,000

			1,600,000
New York (5.3%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	AAA	2,275,000	2,521,701
5 3/4s, 5/1/27	AAA	6,590,000	7,350,881

NY City, G.O. Bonds, Ser. H-1, 5s, 3/1/18	Aa2	1,500,000	1,734,884

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.2s, 11/1/22	VMIG1	775,000	775,000

NY State Dorm. Auth. Rev. Bonds (Brooklyn Law
School), Ser. B, SGI
5 3/8s, 7/1/22	Baa1	2,270,000	2,385,997
5 3/8s, 7/1/20	Baa1	2,215,000	2,339,505

29

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	$2,000,000	$2,271,540

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, AMBAC, 5s, 10/15/29	AAA	2,000,000	2,125,700

Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds
(Syracuse City School Dist.), Ser. A, AGM, 5s, 5/1/25	AAA	1,000,000	1,092,390

			22,597,598
North Carolina (1.4%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	500,000	521,165

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,637,985
Ser. B, 5s, 1/1/26	A–	2,000,000	2,113,740

U. of NC Syst. Pool Rev. Bonds, Ser. C, 5 3/8s, 10/1/29	A2	1,500,000	1,598,685

			5,871,575
Ohio (6.4%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2
5 7/8s, 6/1/30	BBB	5,890,000	4,659,991
5 3/4s, 6/1/34	BBB	500,000	375,905
5 3/8s, 6/1/24	BBB	4,200,000	3,614,520
5 1/8s, 6/1/24	BBB	1,740,000	1,459,233

Erie Cnty., Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/2s, 8/15/22	A–	3,150,000	3,156,898

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AAA	2,000,000	2,094,140

Morley Library Dist. G.O. Bonds (Lake Cnty. Dist.
Library), AMBAC, 5 1/4s, 12/1/19	Aa3	1,535,000	1,602,095

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15	AAA/P	25,000	16,069

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	A3	2,000,000	2,114,880

OH State Air Quality Dev. Auth. Rev. Bonds
(First Energy), Ser. A, 5.7s, 2/1/14	Baa1	2,800,000	3,101,756
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	797,655

OH State Higher Edl. Fac. VRDN (Case Western
Reserve), Ser. B-2, 0.27s, 12/1/44	VMIG1	600,000	600,000

U. of Akron Rev. Bonds, Ser. B, AGM, 5 1/4s, 1/1/26	AAA	3,375,000	3,631,837

			27,224,979
Oklahoma (0.3%)
Tulsa, Arpt. Impt. Trust Rev. Bonds, Ser. A,
5 3/8s, 6/1/24	A3	1,300,000	1,345,903

			1,345,903
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A2	750,000	797,205

			797,205
Pennsylvania (4.3%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	3,000,000	3,137,070

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,222,210

30

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A2	$2,500,000	$2,663,575

Erie Cnty., Indl. Dev. Poll. Control Rev. Bonds
(Intl. Paper), Ser. A, 5.3s, 4/1/12	BBB	500,000	525,760

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,002,610

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/8s, 7/1/23	BBB+	3,000,000	3,088,620

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med.
Ctr.), 5s, 1/1/27	A–	950,000	936,786

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,158,761

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A2	1,900,000	2,057,111

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	500,000	508,935

			18,301,438
Puerto Rico (3.8%)
Cmnwlth. of PR, G.O. Bonds, Ser. C-7, NATL,
6s, 7/1/27	A	1,500,000	1,593,900

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa1	2,890,000	3,051,609

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	A3	2,250,000	2,268,922

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. N, 5 1/2s, 7/1/21	A3	1,000,000	1,057,990

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	A3	865,000	933,802

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, 6s, 8/1/42	A1	7,000,000	7,491,470

			16,397,693
South Dakota (0.3%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,293,450

			1,293,450
Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,850,000	1,897,101

			1,897,101
Texas (7.6%)
Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,511,550

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	2,500,000	2,908,775

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.25s, 9/1/31	VMIG1	4,030,000	4,030,000

Hays Cnty., G.O. Bonds, AGM, 5s, 8/15/24	Aa2	1,190,000	1,269,455

Houston, Arpt. Syst. Rev. Bonds, AGM, 5s, 7/1/21	AAA	5,280,000	5,434,651

La Joya, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	2,500,000	2,677,924

31

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C,
AMBAC, 5s, 8/1/29	A	$1,000,000	$1,006,910

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	2,000,000	2,141,100

Matagorda Cnty., Poll. Control Rev. Bonds (Cent
Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	663,216

Mission Cons., Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/23	Aaa	1,000,000	1,085,290

Nacogdoches, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/2s, 2/15/15	Aaa	140,000	143,310

North TX Thruway Auth. Rev. Bonds
Ser. A, NATL, 5 1/8s, 1/1/28	A2	1,500,000	1,545,104
(First Tier), Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,019,750

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,141,720

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A2	1,000,000	991,970

			32,570,725
Utah (1.4%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, NATL,
U.S. Govt. Coll., 6.15s, 7/1/14 (Prerefunded, 7/1/14)	A+	5,435,000	5,853,441

			5,853,441
Virginia (0.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A–	1,575,000	1,708,639

			1,708,639
Washington (3.2%)
WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,572,550

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,081,780
Ser. B, NATL, 5s, 2/15/27	A	2,415,000	2,255,102

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aaa	6,000,000	7,621,020

			13,530,452
West Virginia (1.3%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	Aa2	5,000,000	5,074,350

WV Econ. Dev. Auth. Solid Waste Disp. Fac. Rev. Bonds
(Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa2	500,000	503,350

			5,577,700
Wisconsin (0.9%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,292,500

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,368,737

			3,661,237
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5 1/4s, 7/15/26	A2	1,800,000	1,931,382

			1,931,382

TOTAL INVESTMENTS

Total investments (cost $398,142,715)			$424,828,480

32

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $428,521,839.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on FRB, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	17.4%
Local government	17.1
Health care	16.2
Education	14.2

The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	17.4%
AGM	12.8
AMBAC	12.2

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	—	424,828,480	—

Totals by level	$—	$424,828,480	$—

The accompanying notes are an integral part of these financial statements.

33

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $398,142,715)	$424,828,480

Cash	2,045,410

Interest and other receivables	4,696,343

Receivable for shares of the fund sold	2,903,129

Receivable for investments sold	75,763

Total assets	434,549,125

LIABILITIES

Distributions payable to shareholders	463,839

Payable for investments purchased	4,187,041

Payable for shares of the fund repurchased	892,362

Payable for compensation of Manager (Note 2)	157,058

Payable for investor servicing fees (Note 2)	18,130

Payable for custodian fees (Note 2)	4,852

Payable for Trustee compensation and expenses (Note 2)	89,792

Payable for administrative services (Note 2)	2,655

Payable for distribution fees (Note 2)	104,644

Other accrued expenses	106,913

Total liabilities	6,027,286

Net assets	$428,521,839

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$406,946,198

Distributions in excess of net investment income (Note 1)	(446,426)

Accumulated net realized loss on investments (Note 1)	(4,663,698)

Net unrealized appreciation of investments	26,685,765

Total — Representing net assets applicable to capital shares outstanding	$428,521,839

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($378,439,795 divided by 25,358,121 shares)	$14.92

Offering price per class A share (100/96.00 of $14.92)*	$15.54

Net asset value and offering price per class B share ($8,779,695 divided by 587,681 shares)**	$14.94

Net asset value and offering price per class C share ($30,968,144 divided by 2,070,487 shares)**	$14.96

Net asset value and redemption price per class M share ($1,354,267 divided by 90,514 shares)	$14.96

Offering price per class M share (100/96.75 of $14.96)***	$15.46

Net asset value, offering price and redemption price per class Y share
($8,979,938 divided by 601,518 shares)	$14.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34

Statement of operations Year ended 7/31/10

INTEREST INCOME	$19,869,728

EXPENSES

Compensation of Manager (Note 2)	$1,842,815

Investor servicing fees (Note 2)	213,973

Custodian fees (Note 2)	12,644

Trustee compensation and expenses (Note 2)	29,629

Administrative services (Note 2)	18,228

Distribution fees — Class A (Note 2)	801,599

Distribution fees — Class B (Note 2)	98,185

Distribution fees — Class C (Note 2)	258,942

Distribution fees — Class M (Note 2)	6,450

Other	186,766

Fees waived and reimbursed by Manager (Note 2)	(76,893)

Total expenses	3,392,338

Expense reduction (Note 2)	(1,746)

Net expenses	3,390,592

Net investment income	16,479,136

Net realized loss on investments (Notes 1 and 3)	(1,076,757)

Net unrealized appreciation of investments during the year	17,830,366

Net gain on investments	16,753,609

Net increase in net assets resulting from operations	$33,232,745

The accompanying notes are an integral part of these financial statements.

35

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$16,479,136	$12,917,835

Net realized loss on investments and foreign currency transactions	(1,076,757)	(2,945,264)

Net unrealized appreciation of investments	17,830,366	2,534,246

Net increase in net assets resulting from operations	33,232,745	12,506,817

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(31,845)

Class B	—	(2,317)

Class C	—	(1,597)

Class M	—	(99)

Class Y	—	(124)

From tax-exempt net investment income
Class A	(14,724,360)	(12,015,821)

Class B	(415,350)	(684,531)

Class C	(887,345)	(487,711)

Class M	(50,813)	(42,574)

Class Y	(277,251)	(43,903)

Redemption fees (Note 1)	795	71

Increase from capital share transactions (Note 4)	53,348,956	55,375,515

Total increase in net assets	70,227,377	54,571,881

NET ASSETS

Beginning of year	358,294,462	303,722,581

End of year (including distributions in excess of net investment
income of $446,426 and $416,053, respectively)	$428,521,839	$358,294,462

The accompanying notes are an integral part of these financial statements.

36

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37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[b]	(%)

Class A
July 31, 2010	$14.27	.63	.64	1.27	(.62)	—	(.62)	— [d]	$14.92	8.99	$378,440.79		4.24	13.33
July 31, 2009	14.33	.58	(.05)	.53	(.59)	—	(.59)	— [d]	14.27	3.84	317,964.85		4.07	21.73
July 31, 2008	14.59	.56	(.23)	.33	(.57)	(.02)	(.59)	—	14.33	2.30	267,448.85		3.85	39.26
July 31, 2007	14.70	.56	(.06)	.50	(.57)	(.04)	(.61)	—	14.59	3.41	257,709.85		3.78	18.88
July 31, 2006	15.07	.57	(.30)	.27	(.56)	(.08)	(.64)	— [d]	14.70	1.85	270,331.85		3.81	6.97

Class B
July 31, 2010	$14.29	.54	.64	1.18	(.53)	—	(.53)	— [d]	$14.94	8.36	$8,780	1.41	3.61	13.33
July 31, 2009	14.35	.49	(.05)	.44	(.50)	—	(.50)	— [d]	14.29	3.21	15,259	1.48	3.43	21.73
July 31, 2008	14.61	.47	(.23)	.24	(.48)	(.02)	(.50)	—	14.35	1.62	23,548	1.49	3.21	39.26
July 31, 2007	14.72	.47	(.07)	.40	(.47)	(.04)	(.51)	—	14.61	2.73	33,472	1.49	3.13	18.88
July 31, 2006	15.09	.47	(.29)	.18	(.47)	(.08)	(.55)	— [d]	14.72	1.26	59,527	1.50	3.15	6.97

Class C
July 31, 2010	$14.30	.51	.66	1.17	(.51)	—	(.51)	— [d]	$14.96	8.31	$30,968	1.56	3.47	13.33
July 31, 2009	14.36	.47	(.05)	.42	(.48)	—	(.48)	— [d]	14.30	3.05	18,802	1.63	3.29	21.73
July 31, 2008	14.61	.45	(.22)	.23	(.46)	(.02)	(.48)	—	14.36	1.57	11,689	1.64	3.06	39.26
July 31, 2007	14.73	.44	(.07)	.37	(.45)	(.04)	(.49)	—	14.61	2.60	8,405	1.64	2.99	18.88
July 31, 2006	15.09	.45	(.29)	.16	(.44)	(.08)	(.52)	— [d]	14.73	1.12	8,723	1.65	3.01	6.97

Class M
July 31, 2010	$14.31	.59	.64	1.23	(.58)	—	(.58)	— [d]	$14.96	8.78	$1,354	1.06	3.96	13.33
July 31, 2009	14.37	.54	(.05)	.49	(.55)	—	(.55)	— [d]	14.31	3.57	1,236	1.13	3.79	21.73
July 31, 2008	14.63	.52	(.23)	.29	(.53)	(.02)	(.55)	—	14.37	2.03	1,028	1.14	3.56	39.26
July 31, 2007	14.74	.52	(.06)	.46	(.53)	(.04)	(.57)	—	14.63	3.19	1,059	1.14	3.49	18.88
July 31, 2006	15.11	.53	(.30)	.23	(.52)	(.08)	(.60)	— [d]	14.74	1.55	1,124	1.15	3.51	6.97

Class Y
July 31, 2010	$14.27	.66	.65	1.31	(.65)	—	(.65)	— [d]	$14.93	9.39	$8,980.56		4.47	13.33
July 31, 2009	14.34	.61	(.06)	.55	(.62)	—	(.62)	— [d]	14.27	4.01	5,033.63		4.33	21.73
July 31, 2008†	14.71	.34	(.36)	(.02)	(.35)	—	(.35)	—	14.34	(.09)*	10	.37*	.28*	39.26

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.02%

July 31, 2009	0.01

July 31, 2008	0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam AMT-Free Municipal Fund (the fund), formerly Putnam AMT-Free Insured Municipal Fund, is a series of Putnam Tax-Free Income Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are investment-grade in quality, and have intermediate-to-long-term maturities. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

40

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $3,471,797 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$106,659	July 31, 2017

3,365,138	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $590,734 of losses recognized during the period November 1, 2009 to July 31, 2010.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $154,390 to increase distributions in excess of net investment income and decrease accumulated net realized losses of $154,390.

41

Unrealized appreciation	$28,255,233
Unrealized depreciation	(1,569,468)

Net unrealized appreciation	26,685,765
Undistributed tax-exempt income	15,426
Undistributed ordinary income	1,986
Capital loss carryforward	(3,471,797)
Post-October loss	(590,734)
Cost for federal income tax purposes	$398,142,715

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.590% of the first $5 billion, 0.540% of the next $5 billion, 0.490% of the next $10 billion, 0.440% of the next $10 billion, 0.390% of the next $50 billion, 0370% of the next $50 billion, 0.360% of the next $100 billion and 0.355% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through November 30, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $76,893 as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

42

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,746 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $307, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $69,564 and $582 from the sale of class A and class M shares, respectively, and received $4,735 and $5,339 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $85,633 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $96,979,820 and $50,190,754, respectively. There were no purchases or sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	7,024,844	$103,570,857	7,811,447	$108,993,222

Shares issued in connection with
reinvestment of distributions	644,706	9,502,718	569,010	7,950,517

	7,669,550	113,073,575	8,380,457	116,943,739

Shares repurchased	(4,592,374)	(67,551,929)	(4,757,463)	(65,865,747)

Net increase	3,077,176	$45,521,646	3,622,994	$51,077,992

43

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	98,998	$1,460,140	126,630	$1,753,546

Shares issued in connection with
reinvestment of distributions	17,079	251,849	30,366	424,183

	116,077	1,711,989	156,996	2,177,729

Shares repurchased	(596,287)	(8,769,716)	(729,609)	(10,164,522)

Net decrease	(480,210)	$(7,057,727)	(572,613)	$(7,986,793)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,006,869	$14,844,139	754,309	$10,639,248

Shares issued in connection with
reinvestment of distributions	42,107	622,327	24,657	345,345

	1,048,976	15,466,466	778,966	10,984,593

Shares repurchased	(293,328)	(4,337,860)	(277,966)	(3,884,778)

Net increase	755,648	$11,128,606	501,000	$7,099,815

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	22,692	$333,708	38,807	$541,224

Shares issued in connection with
reinvestment of distributions	2,312	34,191	1,693	23,708

	25,004	367,899	40,500	564,932

Shares repurchased	(20,869)	(306,848)	(25,616)	(344,387)

Net increase	4,135	$61,051	14,884	$220,545

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	484,802	$7,149,086	392,541	$5,540,339

Shares issued in connection with
reinvestment of distributions	8,012	118,295	1,600	22,519

	492,814	7,267,381	394,141	5,562,858

Shares repurchased	(243,927)	(3,572,001)	(42,207)	(598,902)

Net increase	248,887	$3,695,380	351,934	$4,963,956

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

44

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

45

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

46

Shareholder meeting results (Unaudited)

November 19, 2009 annual meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	87,629,571	3,211,141

Jameson A. Baxter	87,685,078	3,155,634

Charles B. Curtis	87,636,864	3,203,847

Robert J. Darretta	87,718,101	3,122,610

Myra R. Drucker	87,676,864	3,163,848

John A. Hill	87,663,405	3,177,307

Paul L. Joskow	87,703,115	3,137,597

Elizabeth T. Kennan*	87,603,595	3,237,116

Kenneth R. Leibler	87,728,152	3,112,560

Robert E. Patterson	87,682,188	3,158,524

George Putnam, III	87,703,624	3,137,088

Robert L. Reynolds	87,732,364	3,108,348

W. Thomas Stephens	87,702,525	3,138,187

Richard B. Worley	87,699,031	3,141,681

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,254,498	412,837	829,437	6,186,145

All tabulations are rounded to the nearest whole number.

47

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

48

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

50

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

51

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector*	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Kenneth R. Leibler
One Post Office Square	Robert E. Patterson	Francis J. McNamara, III
Boston, MA 02109	George Putnam, III	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Investment Sub-Manager	W. Thomas Stephens
Putnam Investments Limited	Richard B. Worley	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Officers	Chief Compliance Officer
Robert L. Reynolds
Marketing Services	President	Mark C. Trenchard
Putnam Retail Management		Vice President and
One Post Office Square	Jonathan S. Horwitz	BSA Compliance Officer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Independent Registered	Janet C. Smith	Vice President, Assistant Clerk,
Public Accounting Firm	Vice President, Principal	Assistant Treasurer and
PricewaterhouseCoopers LLP	Accounting Officer and	Proxy Manager
Assistant Treasurer
Trustees
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter,	Vice President and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN043 262961 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$65,940	$--	$6,837	$507*
July 31, 2009	$70,120	$--	$6,328	$615*

* Includes fees of $507 and $615 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2010 and July 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $412,503 and $ 527,827 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ 249,107	$ -	$ -
July 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Annual report 7|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free
High Yield Fund

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	52

Shareholder meeting results	53

About the Trustees	54

Officers	56

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity market. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

Interview with your fund’s portfolio manager

Paul Drury

During what was a rather volatile year for many asset classes, municipal bonds posted solid gains. How did the fund perform for the 12-month period?

For the fiscal year ended July 31, 2010, Putnam Tax-Free High Yield Fund’s class A shares advanced 19.64% at net asset value, outperforming the 18.61% average return of its peer group, the Lipper High Yield Municipal Debt Funds category. The fund also outperformed its benchmark, the Barclays Capital Municipal Bond Index, which returned 9.15% for the same period.

What was the market environment for municipal bond investors during the year?

During the fund’s fiscal year, the financial markets experienced a broad-based recovery as investors, convinced that the worst market correction in decades was over, began to reallocate money away from cash and other safe assets into longer-term and higher-risk investments. As the credit markets stabilized and risk tolerance increased, strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market.

By early 2010, however, the financial markets encountered new concerns — chief among them were the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this process would affect growth. Looking back at the year as a whole, the first six months were very strong for the fund and the municipal bond markets in general as investors waded back into the markets, keeping demand high. In 2010, performance was still positive, but less so than in the final months of 2009.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

What other factors influenced the municipal bond market during the period?

Build America Bonds — or “BABs” — continued to have a significant impact on the municipal bond market. The program began in early 2009 as part of the federal government’s stimulus package and allows states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government in turn subsidizes a portion of the interest payments, currently 35%. From April 15, 2009, through the close of the fund’s reporting period, more than $120 billion worth of BABs had entered the market, and, overall, the plan has been successful in lowering financing costs for states.

The program also has positively affected the fund by reducing the supply of tax-exempt municipal bonds in the market, which has led to improved supply/demand dynamics. The program has been so popular that the U.S. House of Representatives recently advanced legislation that would extend the program for another two years, albeit at a lower subsidy. We expect the Senate will adopt similar legislation, and we continue to monitor the situation closely.

The debate and ultimate passage of health-care reform this spring also provided an interesting backdrop for municipal bond investors. We think that the legislation should be positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, thereby increasing the relative attractiveness of tax-exempt funds. In addition, it is currently unclear whether any of the Bush Administration tax cuts — set to expire at the end of 2010 — will be extended, or which provisions will be preserved if Congress does act. Ultimately, we believe investors’ tax burden on the whole is likely to head higher, and that should make municipal bonds’ tax-exempt income even more attractive.

Allocations are represented as a percentage of the fund’s portfolio market value. Holdings and allocations may vary over time.

Speaking of health care, the fund had significant exposure to the sector over the period. What drove that decision?

The fund’s holdings in health care are primarily concentrated in not-for-profit hospitals and long-term care, which, broadly speaking, we believe offered attractive valuations relative to their fundamentals. Moreover, we think these areas should benefit as the health-care law increases demand by extending coverage to an additional 32 million Americans, leading to fewer uninsured patients draining resources without producing revenue. Although hospitals will likely face more regulations and some payment cuts, the increase in volume of insured individuals should offset the negative impacts of the new health-care laws and be a net positive for health-care providers.

Which market segments drove fund performance during the 12-month period?

The biggest driver of performance was the fund’s positioning with respect to credit quality. Early in 2009, municipal bonds across the board looked extremely undervalued by historical standards, with the deepest discounts appearing in the lower-rated segments of the market. We targeted those opportunities by increasing the fund’s exposure to those areas of the market throughout 2009, and continued to do so, more selectively, in 2010.

Credit qualities are shown as a percentage of portfolio market value as of 7/31/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Tobacco bonds were one example of this tactical move that helped the fund’s performance. To give some background, tobacco bonds are funded with revenue stemming from a legal agreement between the tobacco industry and state governments, and are some of the largest and most liquid lower-rated municipal bonds in the market. When investors sought out high-quality securities earlier in 2009, tobacco bonds were some of the easiest positions to exit, and sold off. As the market recovered, the fund’s position in these bonds rallied sharply, placing them among the top contributors in 2009. In 2010, we began reducing our exposure to tobacco bonds for two reasons: first, to lock in their strong performance, and second, because we felt their fundamentals had become somewhat less attractive. That said, tobacco bond spreads are currently slightly wider than normal, and we believe certain opportunities still exist in the sector.

The fund’s investments in California and Puerto Rico municipal bonds were another product of our fundamental research. We believed bonds from these issuers had been significantly oversold, and we increased our exposure to the most attractively valued securities in those markets. This positioning helped fund performance, as California and Puerto Rico have been some of the better-performing areas of the municipal market over the past 12 to 18 months.

What is your outlook for the municipal bond market?

While we believe the U.S. economy is recovering, growth could remain muted for some time. The volatility that returned to stock and bond markets this spring, aggravated by growing concerns over sovereign debt problems in Europe, appears unlikely to dissipate soon. Unemployment remains persistently high, while consumer and business spending has been sporadic, which has diminished many states’ tax revenues. However, we believe the real risk for most municipal bonds is not default risk, but “headline” risk posed by the ongoing media coverage of state budgetary woes. We believe the financial challenges faced by states like California are significant, but will

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

be resolved in the budget-approval process. It’s important for investors to remember that, although the legislative process may capture negative headlines, state governments cannot file for bankruptcy.

Meanwhile, there are other positive factors at work in the municipal bond market, notably the reduced supply of tax-free securities resulting from the BABs program. In addition, the prospect of tax-rate increases associated with the recent health-care bill and the possible expiration of the Bush tax cuts has helped to further buoy demand for municipal bonds. Overall, we believe there are still plenty of investment opportunities in the municipal market, and the fund is positioned in such a way as to minimize the risks posed by economic uncertainty and volatility.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Drury is a Tax Exempt Specialist at Putnam. He has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan McCormack and Thalia Meehan.

IN THE NEWS

The Federal Reserve maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but noted that “reinvesting in MBS might become desirable if conditions were to change,” according to the minutes.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.20%	6.03%	5.77%	5.77%	5.36%	5.36%	5.97%	5.83%	5.87%

10 years	53.08	46.94	44.10	44.10	41.70	41.70	48.75	43.79	47.63
Annual average	4.35	3.92	3.72	3.72	3.55	3.55	4.05	3.70	3.97

5 years	17.67	12.97	14.08	12.27	13.26	13.26	16.12	12.25	16.78
Annual average	3.31	2.47	2.67	2.34	2.52	2.52	3.03	2.34	3.15

3 years	8.20	3.94	6.24	3.50	5.98	5.98	7.39	3.80	8.78
Annual average	2.66	1.30	2.04	1.15	1.95	1.95	2.41	1.25	2.84

1 year	19.64	14.89	18.99	13.99	18.83	17.83	19.32	15.44	20.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Class B share performance does not assume conversion to class A shares.

Comparative index returns For periods ended 7/31/10

	Barclays Capital Municipal	Lipper High Yield Municipal
	Bond Index	Debt Funds category average*

Annual average (life of fund)	7.18%	6.24%

10 years	72.71	51.68
Annual average	5.62	4.23

5 years	26.13	10.31
Annual average	4.75	1.89

3 years	17.98	0.71
Annual average	5.67	0.14

1 year	9.15	18.61

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 113, 98, 74, 62, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,410 and $14,170, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,379 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $14,763.

Fund price and distribution information For the 12-month period ended 7/31/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.626363		$0.556056	$0.538994	$0.595638		$0.653845

Capital gains [2]	—		—	—	—		—

Total	$0.626363		$0.556056	$0.538994	$0.595638		$0.653845

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/09	$10.39	$10.82	$10.40	$10.40	$10.39	$10.74	$10.40

7/31/10	11.77	12.26	11.79	11.79	11.77	12.17	11.79

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	5.34%	5.13%	4.72%	4.57%	5.08%	4.91%	5.57%

Taxable equivalent [4]	8.22	7.89	7.26	7.03	7.82	7.55	8.57

Current 30-day SEC yield [5,6]	N/A	4.93	4.52	4.36	N/A	4.71	5.38

Taxable equivalent [4]	N/A	7.58	6.95	6.71	N/A	7.25	8.28

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.18%	6.01%	5.75%	5.75%	5.34%	5.34%	5.95%	5.81%	5.85%

10 years	52.81	46.66	43.88	43.88	41.38	41.38	48.50	43.70	47.30
Annual average	4.33	3.90	3.71	3.71	3.52	3.52	4.03	3.69	3.95

5 years	16.77	12.13	13.13	11.34	12.25	12.25	15.18	11.34	15.82
Annual average	3.15	2.32	2.50	2.17	2.34	2.34	2.87	2.17	2.98

3 years	7.53	3.26	5.47	2.75	5.16	5.16	6.68	3.12	8.00
Annual average	2.45	1.08	1.79	0.91	1.69	1.69	2.18	1.03	2.60

1 year	20.63	15.78	19.77	14.77	19.68	18.68	20.33	16.45	20.99

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund had expense limitations, without which expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	0.82%	1.45%	1.60%	1.10%	0.60%

Annualized expense ratio for the six-month period
ended 7/31/10†	0.82%	1.44%	1.59%	1.09%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Annual fund operation expenses reflect projected expenses based on a new expense arrangement and the fund’s 8/31/09 asset level.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.18	$7.33	$8.10	$5.56	$3.01

Ending value (after expenses)	$1,057.50	$1,054.30	$1,053.40	$1,056.10	$1,058.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.11	$7.20	$7.95	$5.46	$2.96

Ending value (after expenses)	$1,020.73	$1,017.65	$1,016.91	$1,019.39	$1,021.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 18th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 22nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 9th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	22nd

Three-year period	22nd

Five-year period	22nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 111, 93 and 79 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2010 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2010

The fund’s portfolio 7/31/10

Key to abbreviations
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FNMA Coll. Federal National Mortgage	NATL National Public Finance Guarantee Corp.
Association Collateralized	Radian Insd. Radian Group Insured
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (97.7%)*	Rating**	Principal amount	Value

Alabama (1.4%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Baa3	$6,000,000	$6,292,980

Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.24s, 2/1/40	VMIG1	500,000	500,000

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,172,140
5.8s, 5/1/34	BBB	1,750,000	1,787,695

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	750,000	633,420
6s, 8/1/25	B/P	1,700,000	1,524,815

			13,911,050
Arizona (3.4%)
Calhoun Cnty., Sales & Use Tax Rev. Bonds
(Georgia-Pacific Corp.), 6 3/8s, 11/1/26	Ba3	2,000,000	1,996,740

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	7,304,891
7 1/4s, 12/1/19	B+/P	500,000	509,000

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BBB+/P	1,900,000	1,994,905
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BBB+/P	3,015,000	3,144,855
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	885,000	951,313

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	4,000,000	3,760,200

Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), 5s, 12/1/42	BBB	1,000,000	898,430

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,529,071

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Career
Success Schools), 7 1/8s, 1/1/45	BBB–	500,000	503,865

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), Ser. A, 6 3/8s, 9/1/29	Baa3	2,500,000	2,558,950
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	1,000,000	1,018,740
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	1,395,000	1,195,137
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,176,972

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5s, 12/1/37	A	1,430,000	1,267,109

			34,810,178

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Arkansas (0.3%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	$2,000,000	$2,032,700

Little River Cnty., Rev. Bonds (Georgia-Pacific Corp.),
5.6s, 10/1/26	Ba3	1,290,000	1,188,116

			3,220,816
California (10.2%)
CA Rev. Bonds (Catholic Hlth. Care West), Ser. A,
6s, 7/1/39	A2	5,000,000	5,326,050

CA Edl. Fac. Auth. Rev. Bonds (Claremont
Graduate U.), Ser. A, 5s, 3/1/42	A3	1,580,000	1,552,840

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	6,149,290
5 1/4s, 2/1/37	Baa2	3,205,000	2,935,556

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.), Ser. F, 0.22s, 11/1/26	A–1+	500,000	500,000

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	5,500,000	5,582,500

CA State G.O. Bonds
5.6s, 3/1/36	A1	5,100,000	5,294,973
5 1/2s, 3/1/40	A1	5,750,000	5,865,518

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	3,750,000	4,088,925
Ser. A-1, 6s, 3/1/35	A2	2,000,000	2,069,060

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Front Porch Cmntys. & Svcs.), Ser. A, 5 1/8s, 4/1/37	BBB	3,300,000	2,921,985

CA Statewide Cmnty. Dev. Auth. Special Tax Rev.
Bonds (Citrus Garden Apt. Project — D1),
5 1/4s, 7/1/22	BBB	1,000,000	1,001,700

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB–	2,500,000	2,524,025
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	6,143,760
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	2,025,000	2,064,589
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB	1,000,000	872,280

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BBB–/P	1,790,000	1,507,735
5s, 9/2/30	BBB–/P	1,695,000	1,504,041

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	1,890,000	1,784,878
(No. 07-1 Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	355,000	315,932

Foothill/Eastern Corridor Agcy. Rev. Bonds
(Toll Road), 5.85s, 1/15/23	Baa3	1,500,000	1,520,145
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	3,200,000	3,120,128
zero %, 1/15/38	Baa3	9,000,000	1,315,620
zero %, 1/15/37	Baa3	5,000,000	787,950
zero %, 1/15/30	Baa3	6,000,000	1,565,340

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

California cont.
Irvine, Impt. Board Act of 1915 Special Assmt.
(Dist. No. 03-19)
5s, 9/2/29	B/P	$1,775,000	$1,527,867
5s, 9/2/25	B/P	1,350,000	1,209,789

Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special
Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB–/P	705,000	633,633

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A	1,250,000	1,355,600
Ser. B, 6 1/2s, 11/1/39	A	2,000,000	2,168,960

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	345,000	291,546
Ser. D, 5s, 9/1/26	BBB–/P	1,090,000	1,001,176

Oakley, Pub. Fin. Auth. Rev. Bonds, 5 7/8s, 9/2/24	BBB–/P	1,345,000	1,293,285

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	2,875,000	2,798,468

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	700,000	702,632
Ser. 97-01, 5.1s, 9/1/35	BB+/P	2,895,000	2,482,520
Ser. 97-01, 5s, 9/1/29	BB+/P	1,355,000	1,226,492

San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax (No. 6 Mission Bay South), Ser. A,
5.15s, 8/1/35	BB/P	1,000,000	849,420

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	500,000	533,995

San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,366,620

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev.
Bonds (Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	6,350,000	6,351,397

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AAA	2,400,000	403,104

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	A	1,500,000	1,537,020

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,786,350

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B+/P	4,820,000	3,526,746

			103,361,440
Colorado (1.8%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	1,550,000	1,469,540
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34	BB–/P	750,000	805,815
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,061,050
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	4,810,000	4,897,061
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	1,250,000	1,160,675
(Valley View Assn.), 5 1/8s, 5/15/37	BBB	1,000,000	933,110

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	766,921

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Colorado cont.
Denver, City & Cnty. Special Fac. Arpt. Rev. Bonds
(United Airlines), Ser. A, 5 1/4s, 10/1/32	B–	$675,000	$544,860

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	12,000,000	2,507,520

			18,146,552
Connecticut (0.8%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care
Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	1,735,000	1,650,211

CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	Baa2	3,250,000	3,300,115

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	2,800,000	2,944,200

			7,894,526
Delaware (0.2%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr.),
5.4s, 2/1/31	BBB+	1,700,000	1,758,361

			1,758,361
District of Columbia (1.3%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	BB–/F	94,730,000	3,525,851

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds
(2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	995,000	143,708
(2nd Sr. Lien), Ser. B, zero %, 10/1/39	Baa1	10,000,000	1,544,400
(2nd Sr. Lien), Ser. B, zero %, 10/1/38	Baa1	20,000,000	3,302,000
(2nd Sr. Lien), Ser. B, zero %, 10/1/37	Baa1	15,200,000	2,682,344
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	8,300,000	1,408,095

			12,606,398
Florida (4.8%)
Aberdeen, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. 1, 3.518s, 11/1/15	D/P	1,175,000	606,241

Cap. Region Cmnty., Dev. Dist. Special Assmt. Bonds,
Ser. A, 7s, 5/1/39	BB–/P	990,000	971,834

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.),
Ser. A, 5s, 8/1/26	BBB	1,500,000	1,344,195

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B,
5 1/8s, 11/1/14	B–/P	600,000	591,114

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt., 5.6s, 5/1/36	BB–/P	2,395,000	1,904,169

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev.
Bonds (Proton Therapy Inst.), Class A, 6s, 9/1/17	B/P	1,225,000	1,277,920

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	5,250,000	4,323,900

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,701,190

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BB	4,925,000	4,136,212
(Shell Pt./Alliance), 5s, 11/15/32	BB	3,210,000	2,717,008

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds,
Ser. A, 6.8s, 5/1/38	BB–/P	730,000	624,252

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Florida cont.
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	$2,000,000	$2,045,720

Miami-Dade Cnty., Aviation Rev. Bonds (Miami
Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	1,000,000	1,013,600

Middle Village Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 6s, 5/1/35	BB/P	2,000,000	1,879,860

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	BB–/P	2,140,000	1,286,739

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	D/P	2,590,000	1,543,718

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 1.919s, 5/1/36	D/P	4,030,000	1,491,100

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB/F	1,850,000	1,696,321

Six Mile Creek, Cmnty. Dev. Dist. Special Assmt.,
5 7/8s, 5/1/38	CCC/P	2,000,000	650,000

South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-1,
5 1/8s, 11/1/10 (In default) †	D/P	2,035,000	619,332

South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A,
5.7s, 5/1/35	BB–/P	2,820,000	2,077,550

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s, 5/1/38 (In default) †	D/P	1,880,000	601,600

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
(Split Pine Cmnty. Dev. Dist.), Ser. A,
5 1/4s, 5/1/39	BB–/P	4,680,000	3,351,816
6.55s, 5/1/27	BB–/P	1,300,000	1,134,016
5.4s, 5/1/37	BB–/P	3,320,000	2,550,524

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt., 6s, 5/1/36	BB–/P	1,890,000	1,291,739

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	885,000	869,088

Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds
(Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	B–/P	985,000	607,597
Ser. B, 5s, 11/1/13	B–/P	1,665,000	1,197,501

Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds
(Dist. No. 8 Phase II), 6 1/8s, 5/1/39	BB–/P	1,000,000	1,013,650

Wentworth Estates, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 5/8s, 5/1/37 (In default) †	D/P	1,940,000	659,600

World Commerce Cmnty. Dev. Dist. Special Assmt.,
Ser. A-1
6 1/2s, 5/1/36 (In default) †	D/P	1,950,000	655,083
6 1/4s, 5/1/22 (In default) †	D/P	1,665,000	577,239

			49,011,428
Georgia (2.8%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	5,000,000	5,476,950

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. B, 9s, 6/1/35	CCC+	4,000,000	4,205,520

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Georgia-Pacific Corp.), 6 1/2s, 6/1/31	Ba3	3,400,000	3,426,282

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Georgia cont.
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB–/P	$1,800,000	$1,644,588
(First Mtge. — Lenbrook), Ser. A, 5 1/8s, 7/1/42	B/P	1,000,000	642,860
(First Mtge. Lenbrook), Ser. A, 5s, 7/1/17	B/P	2,240,000	2,023,952

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,240,560

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A+	1,255,000	1,314,487

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	4,150,000	4,119,000

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	3,050,000	2,659,326

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper),
Ser. A, 6 1/8s, 1/1/34	B+/P	1,400,000	1,327,550

			28,081,075
Guam (0.1%)
Territory of Guam Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB–	1,000,000	1,056,610

			1,056,610
Hawaii (0.5%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	1,350,000	1,524,879
(Hawaiian Elec. Co. — Subsidiary), 6 1/2s, 7/1/39	Baa1	3,500,000	3,848,950

			5,373,829
Illinois (3.7%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	3,250,000	3,077,978

Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds (Monarch Landing), 5 5/8s, 3/1/36	CCC/P	900,000	713,430

IL Fin. Auth. Rev. Bonds
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	2,000,000	1,891,000
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,425,000	1,540,055
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,420,467
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	4,051,810
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	4,164,680
(Roosevelt U.), 6 1/2s, 4/1/44	Baa2	245,000	256,674
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A3	2,150,000	2,406,968
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,250,000	5,619,338

IL Fin. Auth. Solid Waste Disposal (Waste Mgmt., Inc.),
Ser. A, 5.05s, 8/1/29	BBB	5,045,000	5,020,582

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12	CCC/P	143,414	120,241
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	588,871	465,361
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33
(In default) †	D/P	1,000,000	300,000
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	6,000,000	5,989,740

			37,038,324

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Indiana (0.4%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/32	BBB–/F	$2,450,000	$2,255,764

IN State Fin. Auth. Rev. Bonds (U.S. Steel Corp.),
6s, 12/1/26	Ba2	2,000,000	2,064,220

			4,319,984
Iowa (2.3%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
Ser. A, 5 1/2s, 7/1/25	BB+	3,185,000	2,663,998
Ser. A, 5s, 7/1/20	BB+	1,700,000	1,460,912
9 1/4s, 7/1/25 (Prerefunded, 7/1/11)	AAA	12,610,000	13,843,384
Ser. A, 5 1/4s, 7/1/18	BB+	2,500,000	2,267,225

IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	300,000

Marion Hlth. Care Fac. Rev. Bonds (First Mtge.),
Ser. IA, 6 1/2s, 1/1/29	CCC	45,000	45,248

Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5 3/8s, 6/1/38	BBB	3,000,000	2,177,910

			22,758,677
Kansas (0.7%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/4s, 5/15/39	BB+/P	1,500,000	1,554,885
5 1/2s, 5/15/39	BB+/P	2,500,000	2,121,950
5 3/8s, 5/15/27	BB+/P	3,400,000	3,018,690

			6,695,525
Kentucky (0.9%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtge.),
Ser. IA, 8s, 1/1/29	B+/P	247,000	248,363

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	A–/F	1,365,000	1,383,673

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Hlth. Care, Inc.), 5s, 10/1/30	A–	4,000,000	3,954,680

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	855,000	868,646

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	2,000,000	2,174,980

			8,630,342
Louisiana (1.2%)
LA Hlth. Ed. Auth. Rev. Bonds (Lambeth House),
Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	2,910,120

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	2,250,000	2,036,048

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B,
5 7/8s, 5/15/39	BBB	5,350,000	5,251,132

W. Feliciana Parish, Poll. Control Rev. Bonds (Entergy
Gulf States), Ser. B, 6.6s, 9/1/28	Baa2	2,170,000	2,177,530

			12,374,830
Maine (0.5%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	5,000,000	4,727,300

			4,727,300

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Maryland (1.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	$1,700,000	$1,989,357

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(WA Cnty. Hosp.), 6s, 1/1/43	BBB–	4,760,000	4,868,100

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds
(Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	600,000	580,434

Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran
Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	4,195,872
6s, 5/1/24	BB/P	2,000,000	1,834,940

			13,468,703
Massachusetts (6.7%)
MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds
(Groves-Lincoln), Ser. A, 7 3/4s, 6/1/39	BB–/P	2,000,000	2,102,600

MA State Dev. Fin. Agcy. Rev. Bonds
(Eastern Nazarene College), 5 5/8s, 4/1/29	BB+	2,000,000	1,715,760
(Lasell College), 6 3/4s, 7/1/31	BB+/P	110,000	110,000
(Linden Ponds, Inc. Fac.), Ser. A, 5 3/4s, 11/15/42	BB/P	3,690,000	2,597,981
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/27	BB/P	1,000,000	753,460
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	1,645,000	1,195,964
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	1,840,000	2,067,902
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,300,000	1,311,479
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	1,949,020

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev. Bonds
(Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	1,948,137

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	4,400,000	4,477,484
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded, 12/15/12)	AAA/P	6,615,000	7,638,274
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	3,500,000	3,169,355
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,169,868
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	5,685,000	5,808,649
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	6,035,000	6,037,655
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,484,268
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	865,700
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	3,012,981
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38	BB–/P	5,000,000	4,555,700
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,000,000	2,043,740
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	9,750,000	9,850,425

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge. Stone
Institute & Newton Home), 7.9s, 1/1/24	B–/P	750,000	738,383

			67,604,785
Michigan (1.9%)
Advanced Tech. Academy Pub. School Rev. Bonds,
6s, 11/1/28	BBB–	1,750,000	1,653,523

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
(Glacier Hills, Inc.), State & Local Govt. Coll., 8 3/8s,
1/15/19 (Prerefunded, 1/15/19)	AAA	1,961,000	2,529,651

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	2,880,000	2,757,456

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
5 3/4s, 6/1/16	BBB	$4,000,000	$4,124,600

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.)
7 1/2s, 7/1/39	Ba1	700,000	713,139
6s, 7/1/20	Ba1	1,775,000	1,773,580

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A
5 3/4s, 9/1/17	Ba1	1,595,000	1,553,418
5 5/8s, 9/1/10	Ba1	170,000	170,094

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A1	4,400,000	4,415,268

			19,690,729
Minnesota (1.5%)
Arden Hills, Hsg. & Hlth. Care Facs. VRDN
(Presbyterian Homes), Ser. A, 0.28s, 9/1/29	A–1+	300,000	300,000

Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,531,328

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	879,030
5 3/8s, 10/1/26	B/P	250,000	231,278

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	1,375,000	1,375,261
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,258,550

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,465,155

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	800,000	731,592

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), 5 1/4s, 5/15/36	A3	5,035,000	4,723,938

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,195,150

Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
(Healtheast), 5 1/2s, 11/15/27	Ba1	1,000,000	946,570

			15,637,852
Mississippi (0.8%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst.
Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,000,000	2,005,200

Warren Cnty., Gulf Opportunity Zone (Intl. Paper Co.),
Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	5,787,990

			7,793,190
Missouri (0.6%)
Carthage, Hosp. Rev. Bonds, 5 7/8s, 4/1/30	B–/P	1,100,000	960,344

MO State Hlth. & Edl. Fac. Auth. VRDN (Sisters of
Mercy Hlth.), Ser. A, 0.25s, 6/1/16	VMIG1	4,150,000	4,150,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Home Ownership Loan), Ser. A-1, GNMA Coll.,
FNMA Coll., 6 3/4s, 3/1/34	AAA	560,000	588,034

			5,698,378

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Montana (0.3%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. John’s
Lutheran), Ser. A, 6s, 5/15/25	B+/P	$750,000	$665,100

MT Fac. Fin. Auth. VRDN (Sisters of Charity), Ser. A,
0.26s, 12/1/25	VMIG1	1,450,000	1,450,000

MT State Board Inv. Exempt Fac. Rev. Bonds
(Stillwater Mining), 8s, 7/1/20	B	750,000	708,930

			2,824,030
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	BB+	1,500,000	1,544,730

Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12 (In default) †	D/P	123,433	23,452
(Brookhaven), zero %, 9/1/12 (In default) †	D/P	1,582,934	23,744

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	1,825,000	1,869,749

NE Edl. Fin. Auth. VRDN (Creighton U.), 0.25s, 7/1/35	VMIG1	2,800,000	2,800,000

			6,261,675
Nevada (1.4%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 142), 6 3/8s, 8/1/23	BB+/P	935,000	911,270
(Summerlin No. 151), 5s, 8/1/25	BB–/P	300,000	212,730
(Summerlin No. 151), 5s, 8/1/20	BB–/P	335,000	258,613
(Summerlin No. 151), 5s, 8/1/19	BB–/P	1,140,000	900,589
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,100,000	889,867
(Summerlin No. 151), 5s, 8/1/17	BB–/P	1,300,000	1,083,745

Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.)
Ser. B, 5.9s, 10/1/30	BB+	2,000,000	1,976,600
Ser. C, 5 1/2s, 10/1/30	BB+	2,500,000	2,493,750

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	800,000	618,760
(No. T-18), 5s, 9/1/16	B/P	375,000	183,836
(No. T-18), 5s, 9/1/15	B/P	2,295,000	1,142,818
(No. T-18), 5s, 9/1/14	B/P	2,325,000	1,184,123

Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	970,000	902,595
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	183,674
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,450,000	1,385,606

			14,328,576
New Hampshire (0.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	6,000,000	5,450,820

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington
at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	2,400,000	2,423,736

			7,874,556
New Jersey (4.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	4,780,600

NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	5,000,000	4,942,350
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	1,750,000	1,631,473
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	684,616

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Econ. Dev. Auth. Rev. Bonds
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	$500,000	$472,145
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	433,975
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	5,199,936
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	4,000,000	4,008,760
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	2,921,490

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,027,770

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	6,248,280
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	4,500,000	4,505,400
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	3,071,670

NJ Hlth. Care Fac. Fin. Auth. VRDN
(AHS Hospital Corp.), Ser. B, 0.23s, 7/1/36	VMIG1	1,700,000	1,700,000

			43,628,465
New Mexico (1.2%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	3,000,000	3,019,710
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	7,052,868
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,750,000	2,532,035

			12,604,613
New York (5.5%)
Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable
Leadership), Ser. A, 5 3/4s, 7/1/26	Caa1	2,000,000	1,571,640

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	3,076,890

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	606,377

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,090,450

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AAA	1,000,000	1,159,210
(Staten Island U. Hosp. Project), 6.45s, 7/1/32	Baa3	1,415,000	1,427,494
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	BB/P	3,000,000	2,989,230
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BB	3,250,000	2,709,168

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Baa3	590,000	595,369
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	B/P	3,500,000	2,894,395

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B–	4,500,000	4,610,700
(American Airlines — JFK Intl. Arpt.), 7 1/2s, 8/1/16	B–	9,165,000	9,368,096
(British Airways PLC), 5 1/4s, 12/1/32	BB–	2,325,000	1,717,966
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	2,983,781
(Jetblue Airways Corp.), 5s, 5/15/20	B–	675,000	601,587

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	4,180,000	4,136,319

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Energy Research & Dev. Auth. Gas Fac. Rev.
Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	$1,800,000	$1,799,874

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,450,290

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	1,660,000	1,676,285

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Peconic
Landings), Ser. A, 8s, 10/1/20	BB–/P	3,610,000	3,691,514

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	3,500,000	3,521,560
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	750,000	750,915
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	975,000	839,787

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B–	500,000	500,410

			55,769,307
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	1,000,000	1,042,330

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	400,000	404,464
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	764,303

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,165,950
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	1,859,640

			6,236,687
Ohio (4.0%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth. Care),
Ser. B, 0.25s, 10/1/31	VMIG1	2,800,000	2,800,000

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 5 7/8s, 6/1/30	BBB	5,000,000	3,955,850
Ser. A-2, 5 3/4s, 6/1/34	BBB	18,300,000	13,758,123
Ser. A-3, stepped-coupon bond, zero%, (6.25s,
12/1/12), 6/1/37 ††	BBB	13,800,000	8,962,410

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), 5 5/8s, 8/15/32	A–	2,900,000	2,823,904

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	1,695,000	1,165,652

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.),
Ser. C, 6s, 8/15/43	Baa1	1,550,000	1,606,684

Montgomery Cnty., VRDN (Miami Valley Hosp.),
Ser. B, 0.38s, 11/15/24	VMIG1	1,000,000	1,000,000

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	A3	2,500,000	2,643,600

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,542,133

OH State Env. Impt. Rev. Bonds (USX Corp.),
5 5/8s, 5/1/29	Baa1	750,000	753,848

			41,012,204

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Oklahoma (0.4%)
OK State Cap. Impt. Auth. State Facs. Auth. VRDN
(Higher Ed.)
Ser. D2, 0.27s, 7/1/32	VMIG1	$2,800,000	$2,800,000
Ser. D1, 0.27s, 7/1/31	VMIG1	1,140,000	1,140,000

			3,940,000
Oregon (0.9%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	7,300,000	7,346,720

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,072

Warm Springs Reservation, Confederated Tribes
Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	1,800,000	1,878,264

			9,227,056
Pennsylvania (5.6%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	765,000	774,341

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15
(Prerefunded, 11/15/10)	AAA	5,070,000	5,298,404
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB–	15,615,000	11,099,923

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	Ba2	3,400,000	3,650,682
(U.S. Steel Corp.), 6 3/4s, 11/1/24	Ba2	1,000,000	1,079,060

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Ann’s Choice, Inc.), Ser. A, 6 1/8s, 1/1/25	BB/P	3,840,000	3,773,146

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded, 7/1/12)	AAA/P	1,700,000	1,952,416
7 1/4s, 7/1/24 (Prerefunded, 7/1/12)	AAA/P	1,725,000	1,968,898

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon
Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,589,699

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	2,937,840
6 3/8s, 7/1/30	BB–/P	1,375,000	1,336,445

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5 1/8s, 12/15/20	BB/P	1,000,000	931,660

Montgomery Cnty., Indl. Auth. Resource Recvy. Rev.
Bonds (Whitemarsh Cont. Care), 6 1/4s, 2/1/35	B–/P	2,400,000	1,947,504

New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev.
Bonds (New Morgan Landfill Co., Inc.), 6 1/2s, 4/1/19	BBB	2,830,000	2,839,565

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	4,000,000	4,476,360
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36	B1	1,390,000	1,440,832

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,425,018
(Edinboro U.), 5 7/8s, 7/1/38	Baa3	1,000,000	1,004,010
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,514,160

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	D/P	5,515,765	1,655

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, Hosp. & Higher Edl. Fac. Auth. Hosp.
Rev. Bonds (Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	$535,300	$161

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	2,675,000	2,688,830

Washington Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds (First Mtge. AHF/Central), 7 3/4s, 1/1/29	B/P	1,220,000	1,227,149

West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	2,000,000	2,008,920

			56,966,678
Puerto Rico (4.6%)
Cmnwlth. of PR, G.O. Bonds, Ser. C, 6s, 7/1/39	A3	2,515,000	2,667,912

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa1	14,500,000	15,205,280

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. XX,
5 1/4s, 7/1/40	A3	2,700,000	2,722,707

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control
Facs. Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	7,400,000	7,464,084

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt.
Fac.), Ser. P, 6 3/4s, 7/1/36	A3	5,000,000	5,546,700

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/31	A+	31,000,000	8,345,510

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Notes,
Ser. A, 5 1/2s, 8/1/42	A1	5,000,000	5,096,200

			47,048,393
South Carolina (—%)
Georgetown Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	463,905

			463,905
South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	3,615,000	3,616,410

			3,616,410
Tennessee (1.1%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
(Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33
(Prerefunded, 7/1/12)	BBB/F	4,000,000	4,539,680

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25 (Prerefunded, 7/1/12)	Baa1	3,000,000	3,376,920
(Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	2,880,000	2,953,325

			10,869,925
Texas (9.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	2,500,000	2,247,050
5.9s, 11/15/25	B+/P	6,850,000	5,828,939

Alliance, Arpt. Auth. Rev. Bonds
(American Airlines, Inc.), 5 1/4s, 12/1/29	CCC+	2,520,000	1,801,145
(Federal Express Corp.), 4.85s, 4/1/21	Baa2	4,000,000	3,989,880

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Texas cont.
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1, 7s, 12/1/36	Ba1	$4,500,000	$4,150,935

Brazoria Cnty., Brazos River Harbor Naval Dist. Env.
FRN (Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB–	5,150,000	5,206,496

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Caa3	3,000,000	1,613,700
5s, 3/1/41	CCC	1,000,000	440,430

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB–	1,850,000	1,868,092

Crawford Ed. Fac. Rev. Bonds (U. St. Thomas),
5 3/8s, 10/1/27	BBB+	3,985,000	3,861,027

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev. Bonds
(American Airlines, Inc.)
6 3/8s, 5/1/35	CCC+	2,515,000	2,027,015
5 1/2s, 11/1/30	CCC+	1,500,000	1,104,150

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	4,985,000	4,146,273
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	2,505,000	2,516,398
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	500,790
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B3	8,400,000	8,392,860

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	2,450,000	2,583,084

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,652,863
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	3,000,000	2,726,460

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	BBB	6,650,000	6,696,750

North TX, Thruway Auth. Rev. Bonds (Toll 2nd Tier),
Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,512,011

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15), 1/1/43 ††	A2	5,300,000	4,335,717

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	8,000,000	8,065,280
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	1,011,400
(Air Force Village), 6 3/8s, 11/15/44	BBB/F	5,825,000	5,874,978

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/25	Baa3	2,095,000	2,095,963

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds,
Ser. A, 5 1/4s, 12/15/24	A2	4,500,000	4,463,864

TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	2,500,000	2,603,225
(NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	3,350,000	3,475,758

Uptown, Dev. Auth. Tax Increment Contract Tax
Alloc. (Infrastructure Impt. Fac.), 5 1/2s, 9/1/29	BBB+	1,000,000	1,014,860

			100,807,393

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Utah (0.4%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7.45s, 7/1/17	B+/P	$600,000	$600,660

Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.25s, 5/15/37	VMIG1	710,000	710,000

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	3,000,000	3,031,020

			4,341,680
Virginia (2.7%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/31	B+/P	1,100,000	1,011,483

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care Fac.
Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	BB–/P	2,000,000	1,850,580

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	3,860,000	3,885,784
6 1/2s, 6/1/22	BB+/P	3,000,000	3,035,550

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	2,414,350

Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Kendal at Lexington), Ser. A, 5 1/2s, 1/1/37	B+/P	1,460,000	1,241,117

Peninsula Ports Auth. Rev. Bonds (VA Baptist Homes),
Ser. A, 7 3/8s, 12/1/32 (Prerefunded, 12/1/13)	AAA	4,000,000	4,818,640

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C, 7 3/4s, 7/1/38	Baa1	5,100,000	5,849,087

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), Ser. A
5.3s, 1/1/35	BB+/P	2,000,000	1,867,720
5.2s, 1/1/27	BB+/P	1,300,000	1,239,225

			27,213,536
Washington (1.4%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,065,000	2,067,643
6 1/2s, 6/1/26	BBB	4,530,000	4,658,515

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	1,600,000	1,650,096

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	3,000,000	3,245,340

WA State Hlth. Care Fac. Auth. Lease VRDN (National
Hlth. Care Research & Ed.), 0.25s, 1/1/32	VMIG1	1,700,000	1,700,000

WA State Hsg. Fin. Comm. VRDN (Local 82 — JATC
Edl. Dev. Trust), 0.25s, 11/1/25	A–1+	1,200,000	1,200,000

			14,521,594
West Virginia (0.7%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BB	4,525,000	4,260,015

WV Econ. Dev. Auth. Solid Waste Disp. Fac.
Rev. Bonds (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa2	1,000,000	1,006,700

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	2,331,165

			7,597,880

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Wisconsin (0.8%)
Badger, Tobacco Settlement Asset Securitization Corp.
Rev. Bonds, 7s, 6/1/28 (Prerefunded, 6/1/12)	Aaa	$2,280,000	$2,546,213

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,350,000	1,439,694
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB/P	1,000,000	1,050,870
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,284,970

			8,321,747
Total municipal bonds and notes (cost $1,001,316,679)			$991,147,192

PREFERRED STOCKS (1.2%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
7.50% cum. pfd.		5,762,502	$5,484,519

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-2,
4.90% cum. pfd.		2,000,000	1,640,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		6,000,000	5,040,000

Total preferred stocks (cost $13,762,502)			$12,164,519

COMMON STOCKS (—%)*		Shares	Value

Tembec, Inc. (Canada) †		10,751	$23,718

Total common stocks (cost $8,077,613)			$23,718

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	CAD 0.00001	23,892	$8,359

Total warrants (cost $979,144)				$8,359

TOTAL INVESTMENTS

Total investments (cost $1,024,135,938)	$1,003,343,788

Key to holding’s currency abbreviation

CAD	Canadian Dollar

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,014,712,621.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on Prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	39.1%
Utilities	10.4

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$23,718	$—	$—

Total common stocks	23,718	—	—
Municipal bonds and notes	—	991,147,192	—

Preferred stocks	—	12,164,519	—

Warrants	8,359	—	—

Totals by level	$32,077	$1,003,311,711	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,024,135,938)	$1,003,343,788

Cash	196,612

Interest and other receivables	13,838,416

Receivable for shares of the fund sold	1,743,698

Receivable for investments sold	86,620

Total assets	1,019,209,134

LIABILITIES

Distributions payable to shareholders	1,702,543

Payable for shares of the fund repurchased	1,643,480

Payable for compensation of Manager (Note 2)	415,956

Payable for investor servicing fees (Note 2)	44,232

Payable for custodian fees (Note 2)	7,335

Payable for Trustee compensation and expenses (Note 2)	273,087

Payable for administrative services (Note 2)	6,753

Payable for distribution fees (Note 2)	229,518

Other accrued expenses	173,609

Total liabilities	4,496,513

Net assets	$1,014,712,621

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,252,050,344

Undistributed net investment income (Note 1)	2,913,279

Accumulated net realized loss on investments	(219,458,852)

Net unrealized depreciation of investments	(20,792,150)

Total — Representing net assets applicable to capital shares outstanding	$1,014,712,621

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($908,189,894 divided by 77,157,309 shares)	$11.77

Offering price per class A share (100/96.00 of $11.77)*	$12.26

Net asset value and offering price per class B share ($21,821,985 divided by 1,851,178 shares)**	$11.79

Net asset value and offering price per class C share ($36,864,241 divided by 3,127,690 shares)**	$11.79

Net asset value and redemption price per class M share ($9,549,145 divided by 811,209 shares)	$11.77

Offering price per class M share (100/96.75 of $11.77)***	$12.17

Net asset value, offering price and redemption price per class Y share
($38,287,356 divided by 3,246,667 shares)	$11.79

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/10

INTEREST INCOME	$63,647,155

EXPENSES

Compensation of Manager (Note 2)	$4,772,987

Investor servicing fees (Note 2)	526,722

Custodian fees (Note 2)	15,230

Trustee compensation and expenses (Note 2)	78,144

Administrative services (Note 2)	46,636

Distribution fees — Class A (Note 2)	2,032,145

Distribution fees — Class B (Note 2)	238,819

Distribution fees — Class C (Note 2)	288,225

Distribution fees — Class M (Note 2)	45,621

Other	381,699

Total expenses	8,426,228

Expense reduction (Note 2)	(3,067)

Net expenses	8,423,161

Net investment income	55,223,994

Net realized loss on investments (Notes 1 and 3)	(14,948,945)

Net realized gain on swap contracts (Note 1)	1,016,500

Net unrealized appreciation of investments and swap contracts during the year	128,700,265

Net gain on investments	114,767,820

Net increase in net assets resulting from operations	$169,991,814

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$55,223,994	$56,427,771

Net realized loss on investments and foreign currency transactions	(13,932,445)	(51,635,046)

Net unrealized appreciation (depreciation) of investments	128,700,265	(101,208,929)

Net increase (decrease) in net assets resulting from operations	169,991,814	(96,416,204)

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(100,270)	(521,004)

Class B	(3,426)	(27,894)

Class C	(3,136)	(10,900)

Class M	(1,051)	(4,962)

Class Y	(2,828)	(232)

From tax-exempt net investment income
Class A	(48,223,816)	(51,731,735)

Class B	(1,371,668)	(2,391,207)

Class C	(1,343,198)	(967,552)

Class M	(474,179)	(476,965)

Class Y	(1,470,366)	(45,077)

Increase in capital from settlement payments	1,731	—

Redemption fees (Note 1)	630	9,909

Increase (decrease) from capital share transactions (Note 4)	24,817,403	(117,437,226)

Total increase (decrease) in net assets	141,817,640	(270,021,049)

NET ASSETS

Beginning of year	872,894,981	1,142,916,030

End of year (including undistributed net investment
income of $2,913,279 and $2,606,861, respectively)	$1,014,712,621	$872,894,981

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
July 31, 2010	$10.39	.65	1.36	2.01	(.63)	(.63)	— [d]	— [e]	$11.77	19.64	$908,190.83		5.71	22.93
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	— [d]	—	10.39	(7.15)	806,921	.83 [c]	6.31 [c]	16.01
July 31, 2008	12.88	.64	(.96)	(.32)	(.63)	(.63)	— [d]	—	11.93	(2.57)	1,049,449	.82 [c]	5.14 [c]	46.26
July 31, 2007	12.95	.62	(.07)	.55	(.62)	(.62)	—	—	12.88	4.26	1,216,301	.82 [c]	4.72 [c]	10.25
July 31, 2006	13.02	.62	(.09)	.53	(.60)	(.60)	— [d]	—	12.95	4.21	1,293,442	.82 [c]	4.73 [c]	16.97

Class B
July 31, 2010	$10.40	.58	1.37	1.95	(.56)	(.56)	— [d]	— [e]	$11.79	18.99	$21,822	1.45	5.12	22.93
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	— [d]	—	10.40	(7.76)	32,843	1.46 [c]	5.65 [c]	16.01
July 31, 2008	12.90	.57	(.98)	(.41)	(.55)	(.55)	— [d]	—	11.94	(3.25)	64,075	1.45 [c]	4.49 [c]	46.26
July 31, 2007	12.97	.54	(.07)	.47	(.54)	(.54)	—	—	12.90	3.67	103,765	1.45 [c]	4.09 [c]	10.25
July 31, 2006	13.04	.53	(.08)	.45	(.52)	(.52)	— [d]	—	12.97	3.60	169,789	1.45 [c]	4.09 [c]	16.97

Class C
July 31, 2010	$10.40	.56	1.37	1.93	(.54)	(.54)	— [d]	— [e]	$11.79	18.83	$36,864	1.60	4.92	22.93
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	— [d]	—	10.40	(7.78)	21,010	1.61 [c]	5.56 [c]	16.01
July 31, 2008	12.88	.55	(.97)	(.42)	(.53)	(.53)	— [d]	—	11.93	(3.27)	19,022	1.60 [c]	4.36 [c]	46.26
July 31, 2007	12.96	.52	(.08)	.44	(.52)	(.52)	—	—	12.88	3.35	19,265	1.60 [c]	3.95 [c]	10.25
July 31, 2006	13.02	.51	(.07)	.44	(.50)	(.50)	— [d]	—	12.96	3.44	21,381	1.60 [c]	3.95 [c]	16.97

Class M
July 31, 2010	$10.39	.62	1.36	1.98	(.60)	(.60)	— [d]	— [e]	$11.77	19.32	$9,549	1.10	5.44	22.93
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	— [d]	—	10.39	(7.35)	7,781	1.11 [c]	6.02 [c]	16.01
July 31, 2008	12.88	.61	(.98)	(.37)	(.59)	(.59)	— [d]	—	11.92	(2.89)	10,204	1.10 [c]	4.85 [c]	46.26
July 31, 2007	12.95	.58	(.07)	.51	(.58)	(.58)	—	—	12.88	4.01	10,816	1.10 [c]	4.44 [c]	10.25
July 31, 2006	13.01	.58	(.07)	.51	(.57)	(.57)	— [d]	—	12.95	3.97	11,521	1.10 [c]	4.45 [c]	16.97

Class Y
July 31, 2010	$10.40	.68	1.36	2.04	(.65)	(.65)	— [d]	— [e]	$11.79	20.01	$38,287.60		5.85	22.93
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	— [d]	—	10.40	(6.88)	4,340	.61 [c]	6.57 [c]	16.01
July 31, 2008 †	12.49	.40	(.57)	(.17)	(.39)	(.39)	— [d]	—	11.93	(1.41)*	167	.35* [c]	3.21* [c]	46.26

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2009	0.02%

July 31, 2008	0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the fund) is a series of Putnam Tax-Free Income Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in a combination of lower rated and investment-grade securities. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, the redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund did not utilize the program.

E) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to interest rate risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,800,000 on total return swap contracts for the reporting period.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $204,822,031 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

4,270,473	July 31, 2016

17,411,277	July 31, 2017

33,971,635	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $15,583,377 of losses recognized during the period November 1, 2009 to July 31, 2010.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, market discount, straddle loss deferrals and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,923,638 to decrease undistributed net investment income and $1,467,981 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,391,619.

Unrealized appreciation	$51,993,385
Unrealized depreciation	(72,720,276)

Net unrealized depreciation	(20,726,891)
Undistributed tax-exempt	5,463,460
Undistributed ordinary income	28,220
Capital loss carryforward	(204,822,031)
Post-October loss	(15,583,377)
Cost for federal income tax purposes	$1,024,070,679

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.63% of the first $5 billion, 0.58% of the next $5 billion, 0.53% of the next $10 billion, 0.48% of the next $10 billion, 0.43% of the next $50 billion, 0.41% of the next $50 billion, 0.40% of the next $100 billion and 0.395% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.500% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,067 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $755, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $111,870 and $2,636 from the sale of class A and class M shares, respectively, and received $13,816 and $9,569 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $236,516,476 and $213,008,777, respectively. There were no purchases or sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	7,478,907	$85,602,538	5,967,236	$60,913,928

Shares issued in connection with
reinvestment of distributions	2,695,502	30,887,093	3,289,454	33,141,995

	10,174,409	116,489,631	9,256,690	94,055,923

Shares repurchased	(10,712,276)	(122,489,770)	(19,562,612)	(196,726,799)

Net decrease	(537,867)	$(6,000,139)	(10,305,922)	$(102,670,876)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	285,779	$3,263,446	200,129	$2,007,978

Shares issued in connection with
reinvestment of distributions	66,879	765,409	131,211	1,325,397

	352,658	4,028,855	331,340	3,333,375

Shares repurchased	(1,658,944)	(18,930,069)	(2,538,180)	(25,635,053)

Net decrease	(1,306,286)	$(14,901,214)	(2,206,840)	$(22,301,678)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,542,416	$17,734,414	795,795	$8,059,770

Shares issued in connection with
reinvestment of distributions	63,118	725,333	51,935	523,196

	1,605,534	18,459,747	847,730	8,582,966

Shares repurchased	(498,619)	(5,715,848)	(420,916)	(4,167,284)

Net increase	1,106,915	$12,743,899	426,814	$4,415,682

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	128,369	$1,462,914	48,251	$490,925

Shares issued in connection with
reinvestment of distributions	31,496	361,151	36,135	364,080

	159,865	1,824,065	84,386	855,005

Shares repurchased	(97,804)	(1,122,802)	(190,957)	(1,861,739)

Net increase (decrease)	62,061	$701,263	(106,571)	$(1,006,734)

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,006,469	$92,316,096	425,074	$4,348,236

Shares issued in connection with
reinvestment of distributions	19,755	228,540	4,146	41,866

	8,026,224	92,544,636	429,220	4,390,102

Shares repurchased	(5,196,824)	(60,271,042)	(25,929)	(263,722)

Net increase	2,829,400	$32,273,594	403,291	$4,126,380

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives

Derivatives not accounted for as hedging	Statement of assets
instruments under ASC 815	and liabilities location	Market value

Equity contracts	Receivables	$8,359

Total		$8,359

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Interest rate contracts	$1,016,500	$1,016,500

Total	$1,016,500	$1,016,500

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$6,587	$—	$6,587

Interest rate contracts	—	86,000	86,000

Total	$6,587	$86,000	$92,587

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 99.79% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	87,629,571	3,211,141

Jameson A. Baxter	87,685,078	3,155,634

Charles B. Curtis	87,636,865	3,203,847

Robert J. Darretta	87,718,101	3,122,611

Myra R. Drucker	87,676,864	3,163,848

John A. Hill	87,663,405	3,177,307

Paul L. Joskow	87,703,115	3,137,597

Elizabeth T. Kennan*	87,603,596	3,237,116

Kenneth R. Leibler	87,728,152	3,112,560

Robert E. Patterson	87,682,188	3,158,524

George Putnam, III	87,703,624	3,137,088

Robert L. Reynolds	87,732,364	3,108,348

W. Thomas Stephens	87,702,525	3,138,187

Richard B. Worley	87,699,031	3,141,681

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

43,068,086	1,899,351	2,000,378	23,189,980

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

††Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
State tax-free income funds:	investments.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The three portfolios:
and Pennsylvania	Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Absolute Return	Asset Allocation: Growth Portfolio
Absolute Return 100 Fund
Absolute Return 300 Fund	Putnam RetirementReady®
Absolute Return 500 Fund	Putnam RetirementReady Funds — 10
Absolute Return 700 Fund	investment portfolios that offer diversifi-
cation among stocks, bonds, and money
Global Sector*	market instruments and adjust to become
Global Consumer Fund	more conservative over time based on a
Global Energy Fund	target date for withdrawing assets.
Global Financials Fund
Global Health Care Fund	The 10 funds:
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Kenneth R. Leibler
One Post Office Square	Robert E. Patterson	Francis J. McNamara, III
Boston, MA 02109	George Putnam, III	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Investment Sub-Manager	W. Thomas Stephens
Putnam Investments Limited	Richard B. Worley	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Officers	Chief Compliance Officer
Robert L. Reynolds
Marketing Services	President	Mark C. Trenchard
Putnam Retail Management		Vice President and
One Post Office Square	Jonathan S. Horwitz	BSA Compliance Officer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Independent Registered	Janet C. Smith	Vice President, Assistant Clerk,
Public Accounting Firm	Vice President, Principal	Assistant Treasurer and
PricewaterhouseCoopers LLP	Accounting Officer and	Proxy Manager
Assistant Treasurer
Trustees
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter,	Vice President and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN042 262967 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ 94,924	$--	$8,614	$1,226*
July 31, 2009	$111,352	$--	$7,346	$1,780*

* Includes fees of $1,226 and $1,780 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2010 and July 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 414,998 and $ 530,010 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ 249,107	$ -	$ -
July 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010